                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.      )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                        STRONG SCHAFER VALUE FUND, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

     5) Total fee paid:

     ---------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

       -------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------

     3) Filing Party:

       -------------------------------------------------------------------------

     4) Date Filed:

       -------------------------------------------------------------------------

                      PRELIMINARY COPY DATED JULY 22, 1998

                        STRONG SCHAFER VALUE FUND, INC.
                              101 CARNEGIE CENTER
                          PRINCETON, NEW JERSEY 08540
                                 (800) 368-3863

Dear Stockholder:

     As you may be aware, since early 1996, Schafer Capital Management, Inc. ("Schafer Capital"), the investment adviser of Strong Schafer Value Fund, Inc. (the "Fund"), has arranged with Strong Capital Management, Inc. ("Strong") to distribute shares of the Fund as part of the Strong Family of Funds. In furtherance of this arrangement, Schafer Capital and Strong have formed a new investment advisory firm, Strong Schafer Capital Management, L.L.C. ("SSCM"), which is proposed to become the investment adviser to the Fund. Schafer Capital will initially have management control of SSCM with no current change in the Fund's investment philosophy. We are asking stockholders of the Fund to consider approval of a new investment advisory agreement between the Fund and SSCM. We urge you to review the enclosed proxy statement which explains this proposed new investment advisory agreement in detail.

     The Fund's Board of Directors has voted unanimously in favor of this proposal and recommends that you vote "FOR" it. You will find more information on this proposal, as well as proposals relating to the election of directors and ratification of selection of auditors, in the enclosed proxy statement.

WHAT DO THESE CHANGES MEAN TO YOU?

     SCHAFER CAPITAL, AND THE UNDERSIGNED AS PORTFOLIO MANAGER, WILL CONTINUE TO BE RESPONSIBLE FOR MAKING INVESTMENT DECISIONS FOR THE FUND. IN ADDITION, NO CHANGE IN THE ADVISORY FEE RATE IS PROPOSED IN THE NEW INVESTMENT ADVISORY AGREEMENT YOU ARE ASKED TO APPROVE. The existing and new advisory agreements are identical, except for their effective dates, the replacement of Schafer Capital with SSCM as investment adviser, and certain other relatively minor changes to certain other provisions described in the enclosed proxy statement.

YOUR VOTE IS IMPORTANT!

     We urge you to read the enclosed proxy statement and to vote now by completing, signing and returning the enclosed proxy ballot form(s) in the prepaid envelope. EVERY VOTE COUNTS!

                                               Sincerely,
                                               David K. Schafer
                                               President

                      PRELIMINARY COPY DATED JULY 22, 1998

                        STRONG SCHAFER VALUE FUND, INC.
                              101 CARNEGIE CENTER
                          PRINCETON, NEW JERSEY 08540
                                 (800) 368-3863
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                OCTOBER   , 1998
                            ------------------------

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Strong
Schafer Value Fund, Inc. (the "Fund") will be held at           ,           ,
          ,           , on           , October   , 1998 at      :          .m.,
local time, for the following purposes:

     (1) To elect four Directors of the Fund.

     (2) To consider and vote upon approval of a new investment advisory agreement between Strong Schafer Capital Management, L.L.C. and the Fund (with no change in advisory fee rate and otherwise on substantially the same terms as the current investment advisory agreement).

     (3) To consider and vote upon ratification of the appointment of PricewaterhouseCoopers LLP as auditors of the Fund for the fiscal year ending September 30, 1998.

     (4) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     The close of business on August   , 1998, has been fixed as the record date
for the determination of the stockholders entitled to notice of and to vote at the meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS
                                        BRENDAN J. SPILLANE
                                        Secretary

August      , 1998

       WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, DATE,
             SIGN AND RETURN THE ACCOMPANYING PROXY WITHOUT DELAY.

                      PRELIMINARY COPY DATED JULY 22, 1998

                        STRONG SCHAFER VALUE FUND, INC.
                              101 CARNEGIE CENTER
                          PRINCETON, NEW JERSEY 08540
                                 (800) 368-3863
                                PROXY STATEMENT

     Your proxy is solicited on behalf of the Board of Directors of Strong Schafer Value Fund, Inc. (the "Fund") for its special meeting of stockholders to
be held at           ,           ,           ,           on           , October
  , 1998 at      :          .m., local time (the "Special Meeting"), and for any
postponement or adjournment thereof. The Fund expects to mail the Notice of Special Meeting, this Proxy Statement and form of proxy to stockholders on or
about August   , 1998.

     Stockholders of record at the close of business on August   , 1998 will be
entitled to vote in person or by proxy at the Special Meeting. As of the close
of business on such date, there were           full shares of the Fund's Common
Stock outstanding. Stockholders are entitled to one vote for each full share held and a fractional vote corresponding to each fractional share held. All valid proxies received by the Fund will be voted unless revoked. Proxies will be voted in accordance with the specifications thereon and, in the absence of specification, FOR the election of the nominees listed below as directors of the Fund and FOR the approval of the other proposals described herein. The Board of Directors recommends a vote FOR each proposal.

     A proxy may be revoked at any time before its exercise by the submission of a properly executed subsequently dated proxy, by written notice of revocation given to the Secretary of the Fund or by attending the Special Meeting and voting in person. To be effective, such revocation must be received by the Fund prior to the Special Meeting and must indicate the stockholder's name and account number. Authorizations to execute proxies may also be given by telephonic or electronically transmitted instructions.

     The table below sets forth certain information as to all persons known to the Fund who, as of June 30, 1998, owned of record or beneficially more than 5% of the Fund's outstanding shares.

                        (1)                                  (2)                     (3)
                 NAME AND ADDRESS                    AMOUNT AND NATURE OF         PERCENT OF
                OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP         CLASS (%)
                -------------------                  --------------------         ----------
Charles Schwab & Co. Inc.                                 8,159,034                 26.42(1)
Attention: Mutual Fund Dept
101 Montgomery Street
San Francisco, California 94104-4122

---------------
(1) Charles Schwab & Co. Inc. is the nominee account for many individual shareholder accounts; the Fund is not aware of the size or identity of any of these individual accounts

     One-third of the Fund's shares outstanding and entitled to vote, represented in person or by proxy, constitutes a quorum at all meetings of stockholders, except as otherwise provided by law. With respect to certain proposals, the Investment Company Act of 1940, as amended (the "1940 Act"), may require the holders of a greater proportion of shares of the Fund issued and outstanding and entitled to vote to be represented in person or by proxy for action to be validly taken. If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve any of the proposals described in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of the holders of a majority of shares represented in person or by proxy and voted at the Special Meeting. A stockholder vote may be taken for a proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. When voting on a proposed adjournment, the persons named as proxies will vote all proxies that they are entitled to vote FOR approval of any proposal in favor of adjournment and will vote all proxies required to be voted AGAINST any such proposal against adjournment.

     Abstentions and broker non-votes will be counted as shares present at the Special Meeting for purposes of determining whether a quorum is present but will not be voted on any proposal as to which the abstention or broker non-vote applies or for or against any adjournment with respect thereto. Accordingly, abstentions and broker non-votes will have the effect of a vote against each proposal for which the required vote is a percentage of the shares present or outstanding. Broker non-votes are shares held in the name of a broker or nominee as to which instructions have not been received from the beneficial owners or other persons entitled to vote and the broker or nominee does not have discretionary voting authority.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, TO ANY STOCKHOLDER UPON REQUEST. A STOCKHOLDER WHO WISHES TO RECEIVE A COPY OF THE FUND'S ANNUAL REPORT OR SEMI-ANNUAL REPORT MAY WRITE THE FUND AT P.O. BOX 2936, MILWAUKEE, WISCONSIN 53201 OR CALL
(800) 368-3863.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     Proposal No. 1 relates to the election of directors of the Fund. The Board of Directors proposes the election of the four nominees named in the table below. Each nominee, including those who are not "interested persons" of the Fund ("Non-Interested Directors") as that term is defined in the 1940 Act, has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next meeting of stockholders held for the purpose of electing directors and until the election and qualification of his or her successor. Unless you give contrary instructions on the enclosed proxy card, the persons named on such proxy card will nominate and vote the shares represented by proxy in favor of the election of the four nominees. Should any of the nominees withdraw or otherwise become unavailable for election, which the Fund does not anticipate, shares represented by proxy may be voted in favor of such other nominee or nominees as management may recommend.

     Two nominees for director of the Fund -- Messrs. Schafer and Young -- currently serve as directors of the Fund, and each current director of the Fund except for Mr. Young has previously been elected by the Fund's stockholders. The other two nominees for director of the Fund -- Mr. Collins and Dr. English -- are not currently serving as directors of the Fund. James P. Cullen, a current director of the Fund, will not stand for re-election.

     Under the charter and By-laws of the Fund, the Board of Directors, by a vote of a majority of the Board, may increase or decrease the number of directors of the Fund (but not to less than three). The number of directors which currently constitutes the entire Board of Directors is three, although the Board of Directors has authorized an increase in the number of directors to four effective as of the election of directors at the Special Meeting. If elected, the four nominees will constitute all of the directors of the Fund.

     The following table shows the nominees who are standing for election as directors of the Fund, their principal occupations (which, unless specified dates show otherwise, are of more than five years' duration, although the titles may not have been the same throughout) and their share ownership in the Fund:

                                                                  YEAR
                        POSITION WITH   BUSINESS EXPERIENCE;     BECAME        SHARES    PERCENT OF
      NAME; AGE           THE FUND      OTHER DIRECTORSHIPS     DIRECTOR     OWNED (1)    CLASS(%)
      ---------         -------------  ----------------------  -----------   ----------  ----------
David K. Schafer*; 58   President and  President and              1985       124,804(2)     **%
                        Director       director, Schafer
                                       Capital Management,
                                       Inc.; Chairman of the
                                       Board, Schafer Cullen
                                       Capital Management,
                                       Inc.
Timothy C. Collins; 42  Director       Chief Executive              --       --              --
                        Nominee        Officer and Senior
                                       Managing Director,
                                       Ripplewood Holdings,
                                       L.L.C. (a private
                                       equity firm); prior to
                                       1995, Senior Managing
                                       Director, Onex
                                       Investment Corp.;
                                       Director, Scotsman
                                       Industries, Inc.,
                                       Dayton Superior
                                       Corporation and
                                       Danielson Holdings
                                       Corporation.
Mary P. English; 38     Director       Director, McDermond          --       --              --
                        Nominee        Center for Management,
                                       DePauw University.
Philip P. Young; 54     Director       Principal, Gladwyne        1997       10,122          **
                                       Partners (a private
                                       equity firm); prior to
                                       1998, private
                                       investor; prior to
                                       April 1, 1996,
                                       Managing Director,
                                       Lazard Freres & Co.
                                       L.L.C. (investment
                                       banking firm).

---------------
* This nominee is an interested person of the Fund's investment adviser and of the Fund, as defined in the 1940 Act.

**  Less than 1%.

(1) Full shares of the Fund owned beneficially as of June 30, 1998, based on information furnished by each director or nominee. On that date, the directors and officers of the Fund, as a group, beneficially owned 138,668, constituting .45%, of the Fund's outstanding shares

(2) Includes 13,408 shares held by Mr. Schafer as trustee for the benefit of his minor children.

     As noted above, Mr. Cullen, an "interested" director of the Fund, has decided not to stand for re-election, but will continue to serve as a director until the Special Meeting. Information relating to Mr. Cullen is shown in the table below. Mr. Cullen has been a director since 1985 and will continue to serve as Executive Vice President of the Fund.

     Officers of the Fund are appointed by the directors and may be removed if the Board in its judgment finds that the best interests of the Fund will be served thereby. None of the Fund's officers currently receives any compensation from the Fund. The following table sets forth certain information furnished by each of the executive officers of the Fund in addition to Mr. Schafer (about whom information is given above). Except as noted below, each such executive officer has engaged in the principal occupation indicated (or other executive positions with the Fund or its investment adviser) for more than five years. The business address of Mr. Cullen is 645 Fifth Avenue, New York, New York 10022 and the business address of Mr. Spillane is 101 Carnegie Center, Princeton, New Jersey 08540.

                 NAME; AGE                    POSITION WITH THE FUND; BUSINESS EXPERIENCE
                 ---------                    --------------------------------------------
James P. Cullen; 59.........................  Executive Vice President; Vice President and
                                              director, Schafer Capital Management, Inc.;
                                              President, Schafer Cullen Capital
                                              Management, Inc.
Brendan J. Spillane; 34.....................  Secretary and Treasurer; Secretary,
                                              Treasurer and director, Schafer Capital
                                              Management, Inc.

     During the Fund's last fiscal year ended September 30, 1997, the Board of Directors met three times. Each of the directors of the Fund except Mr. Cullen attended 75% or more of the meetings of the Board of Directors held during such fiscal year. The Board does not have a standing nominating or compensation committee. The Fund has an audit committee currently consisting of Mr. Young. It is anticipated that Mr. Collins and Dr. English will be added to the audit committee if elected to the Board of Directors. The audit committee meets periodically with the Fund's independent accountants and executive officers. This committee reviews the accounting principles being applied by the Fund in financial reporting, the scope and adequacy of internal controls, the scope of the audit and non-audit assignments of the independent accountants, and the related fees. During the fiscal year ended September 30, 1997, the audit committee met once. The sole director who then served on the audit committee attended such meeting.

     The Board of Directors is responsible for the overall management of the Fund, including general oversight and review of its investment policies and activities. The Board of Directors elects the officers of the Fund. The officers are responsible for supervising and administering the Fund's day-to-day operations.

     Prior to July 1, 1997, the Fund paid each Non-Interested Director an annual retainer of $1,000 plus $500 for attendance at each Board of Directors meeting. Since July 1, 1997, the Fund has paid Non-Interested Directors an annual retainer of $10,000 plus $1,250 for attendance at each Board of Directors meeting. Directors are reimbursed for any expenses incurred in attending meetings. Directors of the Fund who are "interested persons" of the Fund as defined in the 1940 Act receive no direct remuneration from the Fund.

     Schafer Capital Management, Inc., 101 Carnegie Center, Princeton, New Jersey 08540, ("Schafer Capital") currently serves as investment adviser to the Fund. The Fund pays a fee to Schafer Capital as investment adviser to the Fund, and Mr. Schafer is the President, a director and the sole shareholder of Schafer Capital. It is proposed pursuant to Proposal No. 2 that Strong Schafer Capital Management, L.L.C. be approved as the new investment adviser to the Fund. For a description of Strong Schafer Capital Management, L.L.C. and Mr. Schafer's interest therein, see "APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND STRONG SCHAFER CAPITAL MANAGEMENT, L.L.C. -- Information About SSCM; Description of LLC Agreement."

     The aggregate compensation paid by the Fund to its Non-Interested Directors during its fiscal year ended September 30, 1997 is set forth below. (Mr. Potter served as a Non-Interested Director from October 1, 1996 through June 10, 1997 and Mr. Young served as a Non-Interested Director from July 7, 1997 through

September 30, 1997 in such fiscal year.) The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Fund expenses.

                                                           AGGREGATE          TOTAL COMPENSATION
                NAME OF NON-INTERESTED                   COMPENSATION         FROM FUND AND FUND
                 DIRECTOR OF THE FUND                    FROM THE FUND    COMPLEX PAID TO DIRECTOR(1)
                ----------------------                   -------------   -----------------------------
Eugene W. Potter.......................................     $3,000                  $3,000
Philip P. Young........................................     $3,750                  $3,750

---------------
(1) No director of the Fund serves as a director of any other funds in the Strong Family of Funds.

     Since the beginning of the Fund's fiscal year ended September 30, 1997, there were no transactions involving purchases or sales of securities of Schafer Capital by any director or nominee. For a description of the respective interests in Strong Schafer Capital Management, L.L.C. acquired by Schafer Capital and Strong Capital Management, Inc. in connection with the formation of such entity, see "APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND STRONG SCHAFER CAPITAL MANAGEMENT, L.L.C. -- Information About SSCM; Description of LLC Agreement."

     Election of directors requires the affirmative vote of a majority of the shares of the Fund present or represented and entitled to vote at the meeting in person or by proxy, provided a quorum is present.

               THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT
            STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. SCHAFER,
           COLLINS AND YOUNG AND DR. ENGLISH AS DIRECTORS OF THE FUND

              APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY
                         AGREEMENT BETWEEN THE FUND AND
                   STRONG SCHAFER CAPITAL MANAGEMENT, L.L.C.
                                (PROPOSAL NO. 2)

INTRODUCTION

     It is proposed that the Fund enter into a new investment advisory agreement (the "New Advisory Agreement") with Strong Schafer Capital Management, L.L.C. ("SSCM"). SSCM is an investment advisory firm formed by Schafer Capital and Strong Capital Management, Inc. ("Strong"). Under the terms of the formation of SSCM, Schafer Capital will initially have management control of SSCM, and no current change in the Fund's investment philosophy is anticipated. In addition, no change in the investment advisory fee rate and no other material change is proposed under the New Advisory Agreement. The Board of Directors has approved, and recommends that the stockholders of the Fund approve, the New Advisory Agreement.

BACKGROUND

     Schafer Capital, a Delaware corporation formed in 1984 and registered under the Investment Advisers Act of 1940, currently serves as investment adviser to the Fund under an Investment Advisory Agreement dated August 13, 1985 (the "Current Advisory Agreement"). Schafer Capital also serves as investment adviser to other equity accounts.

     The Current Advisory Agreement was approved by the stockholders of the Fund on January 21, 1987. The Current Advisory Agreement provides that it shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by (i) a majority of those directors who are Non-Interested Directors, in person at a meeting called for the purpose of voting on such approval, and (ii) the vote of the holders of a majority of the outstanding voting securities of the Fund or a vote of the Board of Directors. Continuance of the agreement was last approved by the Board of Directors on August , 1998. The agreement may be terminated on 60 days' written notice by either the Fund or Schafer Capital, and automatically terminates in the event of its assignment.

     In January 1996, Schafer Capital and Strong entered into a letter of intent which provided for, among other things, Schafer Capital and Strong to negotiate agreements (i) designating Strong to assume certain responsibilities relating to the marketing of the Fund's shares and (ii) providing Strong the right to acquire, in the future, an interest in Schafer Capital in a form to be negotiated, subject to the satisfaction of certain substantive conditions (and subject to satisfaction of applicable regulatory requirements). At that time, the Fund engaged Strong as its registrar, dividend-paying agent and transfer agent and its fund accounting services agent, and Strong Funds Distributors, Inc. ("Distributors"), 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, a subsidiary of Strong, as the Fund's distributor. Pending negotiation of definitive agreements as described below, Strong has marketed the Fund as part of the Strong Family of Funds.

     In September 1997, Schafer Capital and Strong entered into a Limited Liability Company Agreement (the "LLC Agreement") pursuant to which they have formed SSCM, 101 Carnegie Center, Suite 107, Princeton, New Jersey 08540. SSCM, a Delaware limited liability company, is proposed to become the investment adviser to the Fund.

     Strong is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin and, as of June 30, 1998, had approximately $31.8 billion of assets under management, including the Strong Family of Funds, a family of more than 40 diversified and non-diversified no-load mutual funds.

     As required by the 1940 Act, the Current Advisory Agreement provides for its automatic termination upon its "assignment." The Fund does not believe, and Schafer Capital and Strong have each informed the Fund that they do not believe, that assumption by SSCM of the provision of investment advisory services to the Fund would be deemed to be an assignment (as defined in the 1940 Act) of the Current Advisory Agreement or terminate the Current Advisory Agreement.
Nonetheless, at a meeting held on August   , 1998, the Fund's Board of
Directors, including the sole Non-interested Director, approved the New Advisory Agreement and directed that it be submitted to stockholders for their approval at the Special Meeting. THE NEW ADVISORY AGREEMENT IS IDENTICAL TO THE CURRENT ADVISORY AGREEMENT, EXCEPT FOR ITS EFFECTIVE DATE, THE REPLACEMENT OF SCHAFER CAPITAL BY SSCM, AND CERTAIN OTHER RELATIVELY MINOR CHANGES TO CERTAIN OTHER PROVISIONS DESCRIBED BELOW UNDER "-- CURRENT AND NEW ADVISORY AGREEMENTS." THE INVESTMENT ADVISORY FEE RATE UNDER THE NEW ADVISORY AGREEMENT WILL REMAIN THE SAME.

     In connection with the approval of the New Advisory Agreement, the Board of Directors considered that the terms of the assumption by SSCM of the provision of investment advisory services to the Fund do not require any current change in the Fund's investment objective or policies, the investment management or operation of the Fund, the investment personnel managing the Fund, or the stockholder services or other business activities of the Fund. Schafer Capital has informed the Fund's Board of Directors that the assumption by SSCM of the provision of investment advisory services to the Fund will not at this time result in any such change. However, no assurance can be given that such a change will not occur in the future. If, after the assumption by SSCM of the provision of investment advisory services to the Fund, changes in SSCM are proposed that might materially affect its services to the Fund, the Board of Directors will consider the effect of those changes and take such action as it deems advisable under the circumstances. See also "Board Consideration" below.

CURRENT AND NEW ADVISORY AGREEMENTS

     The Current Advisory Agreement and the New Advisory Agreement are identical except for (i) their effective dates, (ii) the replacement of Schafer Capital by SSCM as investment adviser, (iii) alteration of the wording of Section 2(a)(i) to confirm that the investment adviser may utilize Strong or others to arrange for the placement of orders for the purchase and sale of securities for the account of the Fund with brokers or dealers selected by or under the supervision of the investment adviser, (iv) alteration of the wording of Sections 2(a)(ii) and 4 to confirm that the investment adviser's responsibility to provide bookkeeping and administrative services for the Fund does not extend to such services as are provided by a fund accounting services agent, and (v) alteration of the wording of Section 9 to address the circumstances under which the Fund may continue to use the name "Strong". In respect of the proposed change referred to in clause (iii) of the preceding sentence, Schafer Capital and Strong have entered into an arrangement whereby Strong's trading desk is performing certain administrative responsibilities with respect to the execution of portfolio trades at the direction of Schafer Capital, including trades which Schafer Capital may effect on behalf of the Fund, and it is expected that this arrangement will continue if the New Advisory Agreement is approved. In respect of the proposed change referred to in clause
(iv) of the second preceding sentence, since its inception in 1985, the Fund has engaged a fund accounting services agent at the Fund's expense which performs the daily calculation of the Fund's net asset value and related services. In 1994, the Fund agreed with the staff of the Securities and Exchange Commission that it would propose this change for approval by the Fund's stockholders at the next following meeting of such stockholders.

     A copy of the New Advisory Agreement in the form being presented for approval, and as approved by the Fund's Board, is set forth as Exhibit A to this Proxy Statement. The discussion below is qualified by reference to the provisions of the complete New Advisory Agreement.

     Under the terms of the New Advisory Agreement, SSCM will replace Schafer Capital with respect to making and implementing investment decisions for the Fund and furnishing office space, office facilities, equipment, personnel (other than the services of directors of the Fund who are not interested persons of
SSCM), and clerical and bookkeeping services for the Fund to the extent not provided by the Fund's custodian, transfer agent and dividend paying agent. The Fund itself will continue to pay all other expenses of its operation, including, without limitation, interest, taxes and any governmental filing fees; brokerage commissions and other costs incurred in connection with the purchase or sale of securities; compensation and expenses of its directors, other than those who are interested persons of SSCM; legal and audit expenses; the fees and expenses of the Fund's custodian, transfer agent and dividend paying agent; expenses relating to the redemption of shares; expenses of servicing shareholder accounts; fees and expenses related to the registration and qualification of the Fund and its shares under Federal and state securities laws; expenses of printing and mailing reports, notices and proxy material to shareholders; insurance premiums for fidelity and other insurance coverage; expenses of preparing prospectuses and statements of additional information and of printing and distributing them to existing shareholders; and any nonrecurring expenses, including actions, suits or proceedings to which the Fund is a party and any obligation which the Fund may incur to indemnify others; and all other expenses not assumed by SSCM pursuant to the terms of the New Advisory Agreement (which are expected to be the same as those not assumed by Schafer Capital pursuant to the terms of the Current Advisory Agreement). The Fund also will continue to bear the expense of calculating the daily net asset value, a service currently provided principally by Strong as fund accounting services agent.

     Under the Current Advisory Agreement, the Fund pays Schafer Capital a fee, payable monthly, at an annual rate equal to 1% of the Fund's average daily net assets. For the fiscal year ended September 30, 1997, the advisory fee paid by the Fund to Schafer Capital amounted to $7,583,633. Under the New Advisory Agreement, the Fund will pay SSCM a fee, payable monthly, at the identical annual rate equal to 1% of the Fund's average daily net assets.

     In order to comply with the securities laws of certain states which were in effect at the time the Current Advisory Agreement was originally entered into, the Current Advisory Agreement requires Schafer Capital to reimburse the Fund in any amount necessary to prevent the annual expenses of the Fund from exceeding in any year the most restrictive annual expense limitation imposed by any state in which the Fund's securities are qualified for sale. The New Advisory Agreement contains an identical undertaking by SSCM. The Fund believes that it is not currently subject to any such percentage limitation.

     The New Advisory Agreement will continue in effect, unless sooner terminated as provided therein, until the second anniversary of its effective date. Thereafter, the New Advisory Agreement will continue in effect automatically for successive annual periods, provided such continuance is approved at least annually by (i) a majority of the directors who are not parties to the New Advisory Agreement or interested persons of the Fund or SSCM, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (ii) either by the Board of Directors of the Fund or by a Majority Vote of the holders of the Fund's outstanding voting securities (as defined under "-- Required Vote and Board Members' Recommendation" below). The New Advisory Agreement may be terminated without penalty, on 60 days' written notice, by the Board of Directors of the Fund or by a Majority Vote of the holders of the Fund's outstanding voting securities, or, upon 60 days' written notice, by SSCM. The New Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The New Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, SSCM shall not be liable to the Fund for any error of judgment, act or omission or for any loss that may be sustained by the Fund.

INFORMATION ABOUT SSCM; DESCRIPTION OF LLC AGREEMENT

     SSCM is a Delaware limited liability company that is in the process of registering as an investment adviser under the Investment Advisers Act of 1940. Its business address is 101 Carnegie Center, Princeton, New Jersey 08540. SSCM is managed by its managing member, Schafer Capital, which has sole control and management of SSCM's business and affairs (provided that certain actions may not be taken without the consent of Strong). The only other member of SSCM is Strong. Strong's membership interest in SSCM is non-managing.

     The LLC Agreement provides that each of SSCM, Schafer Capital and Strong will use commercially reasonable efforts to obtain Fund stockholder approval of the New Advisory Agreement and, if requested by Schafer Capital, to comply with the provisions of Section 15(f) of the 1940 Act in connection therewith (which provides, in pertinent part, that an investment adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such adviser which results in an assignment of an investment advisory contract if (i) for a period of three years after the event, at least 75% of the members of the board of directors of the investment company which it advises are not "interested persons" (as defined in the 1940 Act) of the new or old investment adviser; and (ii) there is no "unfair burden" imposed on the investment company as a result of the transaction).

     The LLC Agreement provides that Schafer Capital, in its capacity as managing member and on behalf of SSCM, shall pay for and perform all obligations of SSCM under the New Advisory Agreement and pay all expenses of SSCM incurred in connection with the performance of its obligations thereunder (other than certain equipment, facilities and office space used by SSCM and owned or leased by Strong and the expense of any research analysts of SSCM located at Strong's office). The LLC Agreement further provides that Strong shall cause Distributors to act as distributor of the Fund and to pay for and provide marketing assistance to Distributors in connection with such duties, including designing, placing and paying for advertising and sales literature for the Fund.

     The LLC Agreement provides that Schafer Capital shall be specially allocated certain of SSCM's advisory fee revenues in a preferential amount. All expenses relating to the respective services described above to be provided by Schafer Capital and Strong shall be specially allocated to such respective persons, and Schafer Capital shall be specially allocated certain expenses of SSCM relating to compensation paid to certain broker/dealers, transfer agents, trust companies, plan administrators and other third parties pursuant to administrative services and/or subtransfer agency agreements in proportion to the preferential allocation of revenue discussed above. Otherwise, profits, losses, distributions and expenses of SSCM are to be generally shared equally between Schafer Capital and Strong.

     The LLC Agreement provides that, commencing January 10, 2001 and for eighteen months thereafter, Strong shall have the option to purchase the membership interest of Schafer Capital in SSCM at a formula price. This option is subject to certain conditions, including procurement of regulatory approvals or other conditions that may be imposed by applicable law (including any necessary approval of the Fund's stockholders). In the event of Strong's purchase of Schafer Capital's membership interest in SSCM pursuant to the exercise of this option, David K. Schafer's ongoing role with respect to SSCM and the Fund will be subject to discussion among the parties. If Strong's option is not exercised by Strong or Strong otherwise fails to purchase Schafer Capital's membership interest in SSCM for any reason other than failure to obtain necessary regulatory approvals or a breach by Schafer Capital of certain obligations relating to the effectuation of such purchase, Schafer Capital shall have certain rights, including the right to purchase Strong's membership interest in SSCM for an amount equal to its fair market value at that time. If Strong's option is exercised but Strong does not purchase Schafer Capital's membership interest in SSCM subject thereto because of failure to obtain necessary regulatory approvals, Schafer Capital shall negotiate in good faith with respect to an appropriate modification of the relationship and arrangements between Strong and Schafer Capital.

     The LLC Agreement provides that, in the event of the bankruptcy of Schafer Capital, or the death or disability of David K. Schafer, Strong shall have the option, subject to conditions comparable to those relating to Strong's option described in the preceding paragraph, to purchase the membership interest of Schafer Capital in SSCM at a price equal to the fair market value thereof, and upon the bankruptcy of Strong, Schafer Capital shall have the option to purchase the membership interest of Strong in SSCM at a price equal to the fair market value thereof.

     The LLC Agreement provides that Schafer Capital (i) shall use its best efforts to cause the Fund to continue the transfer agency and accounting services agreements currently in effect between the Fund and Strong for so long as Strong is a member of SSCM, and (ii) shall not take any actions materially adverse to Strong's membership interest in SSCM, including, from and after the execution of the New Advisory Agreement by the Fund and SSCM, proposing or making any material changes to the investment objectives, policies, fees and charges, or operations of the Fund without the prior written consent of Strong, for so long as Strong and Schafer Capital are both members of SSCM.

     The LLC Agreement provides that Strong will grant stock appreciation rights of Strong to David K. Schafer in accordance with Strong's customary practices with respect to the grant of stock appreciation rights to Strong's employees.

     The LLC Agreement provides that if Strong ceases to be a member of SSCM, Schafer Capital will use its best efforts to cause the Fund to cease to use Strong's name within sixty (60) days and that if Strong purchases Schafer Capital's membership interest in SSCM pursuant to Strong's option described above, SSCM shall have the irrevocable right to use the name "Schafer" for SSCM and the Fund.

     The LLC Agreement provides that Schafer Capital will cause Richard S. Strong, Chairman of Strong, to be elected a member of the Board of Directors of Schafer Capital. In addition, the LLC Agreement places certain restrictions on the right of Schafer Capital to provide investment advice to any publicly offered investment vehicle other than the Fund and the right of each of Schafer Capital and Strong to solicit investment advisory clients of the other for so long as Schafer Capital and Strong are both members of SSCM and for three years thereafter.

     David K. Schafer and Strong have entered into a separate agreement dated September 7, 1997 pursuant to which Mr. Schafer has agreed, among other things, to several of the same covenants of Schafer Capital contained in the LLC Agreement.

SHAREHOLDER SERVICING AND TRANSFER AGENT AGREEMENT; FUND ACCOUNTING SERVICING AGREEMENT

     In January 1996, the Fund entered into a Shareholder Servicing and Transfer Agent Agreement with Strong to provide shareholder servicing and transfer agent services at a cost to the Fund of $21.75 per open account, $4.75 per closed account and out-of-pocket expenses. In February 1996, the Fund entered into a Fund Accounting Servicing Agreement with Strong to provide Fund accounting services at a cost to the Fund of $20,000 on the first $40 million in Fund assets, .01% of Fund assets on the next $200 million in Fund assets and .005% on Fund assets in excess of $240 million. For the fiscal year ended September 30, 1997, Strong received $1,209,581 and $66,064, as shareholder servicing and transfer agent and fund accounting agent, respectively.

BOARD CONSIDERATION

     In considering whether to approve the New Advisory Agreement and to submit it to the stockholders of the Fund for their approval, the Fund's Board of Directors obtained and evaluated such information from Schafer Capital and SSCM as the Board deemed relevant, including information on the nature and quality of services to be provided by SSCM and comparative data as to advisory fees and expenses. The Board considered, among other things, the following factors: (i) the expectation that there would be no diminution in the scope and quality of advisory and other services provided to the Fund by SSCM under the New Advisory Agreement; (ii) the substantially identical nature of the terms and conditions contained in the New Advisory Agreement as compared to the Current Advisory Agreement; and (iii) the marketing and distribution expertise that will be available to the Fund by virtue of Strong's being a member of SSCM. Additionally, the Fund's Board of Directors considered the benefits that would be obtained by the Fund in maintaining immediate continuity in the advisory personnel providing services to it, and determined that this continuity was advantageous to the Fund as it would provide for the continued utilization of the demonstrated skills and capability of David K. Schafer and his staff and their familiarity with the operation of the Fund, and avoid the possibility of disruptive effects on the Fund that might otherwise result from a change in the management and operation of the Fund.

REQUIRED VOTE AND BOARD MEMBERS' RECOMMENDATION

     Approval of the New Advisory Agreement requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are represented at the Special Meeting in person or by proxy (a "Majority Vote"). If the stockholders of the Fund do not approve the New Advisory Agreement, the Fund will continue to operate under the Current Advisory Agreement.

           THE BOARD OF THE FUND, INCLUDING THE SOLE "NON-INTERESTED"
                BOARD MEMBER, RECOMMENDS THAT STOCKHOLDERS VOTE
                              "FOR" PROPOSAL NO. 2

                     RATIFICATION OF SELECTION OF AUDITORS
                                (PROPOSAL NO. 3)

     The Fund's financial statements for the fiscal year ended September 30, 1997 were audited by Coopers & Lybrand LLP, independent auditors, which has since been succeeded by PricewaterhouseCoopers LLP

("PricewaterhouseCoopers"). In addition, PricewaterhouseCoopers reviews the Fund's federal and state annual income tax returns.

     On December 3, 1997, the Board of Directors of the Fund, by a vote of all directors, including the sole Non-Interested Director, appointed PricewaterhouseCoopers as auditors of the Fund for its fiscal year ending September 30, 1998. PricewaterhouseCoopers has informed the Fund that it has no material direct or indirect financial interest in the Fund. The ratification of the appointment of PricewaterhouseCoopers as independent auditors for the Fund's fiscal year ending September 30, 1998 is to be voted upon at the Special Meeting, and it is intended that the persons named in the accompanying proxy will vote for such ratification unless contrary instructions are given. Approval of this proposal requires the affirmative vote of a majority of the shares of the Fund present or represented in person or by proxy and entitled to vote at the Special Meeting, provided a quorum is present.

     Representatives of PricewaterhouseCoopers are expected to be present at the Special Meeting and will be given the opportunity to make a statement if they so desire.

               THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS INDEPENDENT ACCOUNTANTS FOR THE
               FUND FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1998

                                    GENERAL

OTHER BUSINESS

     The Fund is not aware of any matters which may come before the Special Meeting other than as set forth above. If other matters do properly come before the meeting, the persons named in the accompanying form of proxy or their substitutes will vote the proxies in accordance with their best judgment.

SOLICITATION OF PROXIES

     Solicitation will be primarily by mail, but officers of the Fund or regular employees of the Fund's investment adviser may also solicit without compensation by telephone, telecopy or personal contact. The Fund has also retained D.F. King & Co. Inc. to assist in certain aspects of the process of solicitation of proxies from stockholders. The fees of such firm are estimated to be up to
$          , plus reimbursement of out-of-pocket expenses. The cost of solicitation will be paid by SSCM. In addition, SSCM may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

FUTURE MEETINGS; STOCKHOLDER PROPOSALS

     The Fund is generally not required to hold annual meetings of stockholders and the Fund generally does not hold a meeting of stockholders in any year unless certain specified stockholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act. By observing this policy, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of stockholder meetings, as well as the related expenditure of staff time.

     A stockholder desiring to submit a proposal intended to be presented at any meeting of stockholders of the Fund hereafter called should send the proposal to the offices of the Fund, 101 Carnegie Center, Princeton, New Jersey 08540. The mere submission of a proposal by a stockholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required.

                                        By order of the Board of Directors,
                                        Brendan J. Spillane
                                        Secretary

                                   EXHIBIT A
                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT dated                     , 1998 between Strong Schafer Value
Fund, Inc., a Maryland corporation (the "Fund"), and Strong Schafer Capital Management, L.L.C. (the "Adviser").

                                    RECITALS

     A. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and authorized to issue its shares of capital stock, $.10 par value (the "Shares");

     B. The Fund desires to retain the Adviser to render the services described herein for the Fund and the Adviser is willing to so render such services.

     NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

     1. APPOINTMENT OF ADVISER. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. DUTIES OF ADVISER.

     (a) Subject to the general supervision of the Board of Directors of the Fund, the Adviser shall manage the operations of the Fund and provide the additional services and facilities hereinafter described. In this regard, the Adviser shall

          (i) provide supervision of the Fund's assets, furnish a continuous investment program, determine from time to time what investments or securities will be purchased, retained or sold by it and what portion of its assets will be invested or held uninvested as cash, and, subject to paragraph 3, place or arrange for the placement of orders for the purchase and sale of securities for the account of the Fund with brokers or dealers selected by or under the supervision of the Adviser; and

          (ii) furnish office space, office facilities, equipment, personnel (other than the services of directors of the Fund who are not interested persons of the Adviser), and clerical, bookkeeping and administrative services for managing the Fund, except such services as are provided by a custodian or transfer, dividend disbursing or shareholder servicing agent or fund accounting services agent of the Fund.

     (b) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder, the Adviser shall not be liable to the Fund or to any of its shareholders or to any creditor of the Fund for any error of judgment, act or omission or for any loss that may be sustained by the Fund.

     (c) The Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any of such records upon the Fund's request.

     3. BROKERAGE. In placing orders for the purchase or sale of securities for the account of the Fund the Adviser is authorized, to the fullest extent now and hereafter permitted by law, to cause the Fund to pay a member of a securities exchange, broker, or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker, or dealer, viewed in terms either of that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which the Adviser exercises investment discretion (within the meaning of Section 3(a)(35) of the Securities Exchange Act of 1934).

     4. EXPENSES. The Adviser shall bear the expenses incurred by it in the performance of its duties hereunder without reimbursement from the Fund. In addition to the compensation payable to the Adviser hereunder, the Fund will pay all other expenses of its operations including, without limitation, (i) interest, taxes and any governmental filing fees; (ii) brokerage commissions and other costs incurred in connection with the purchase or sale of securities;
(iii) compensation and expenses of its directors, other than those who are interested persons of the Adviser; (iv) legal and audit expenses; (v) the fees and expenses of the Fund's custodian and transfer, dividend disbursing and shareholder servicing agent and fund accounting services agent; (vi) expenses relating to the repurchase or redemption of Shares; (vii) expenses of servicing shareholder accounts; (viii) fees and expenses related to the registration and qualification of the Fund and its Shares under Federal and state securities laws; (ix) expenses of printing and mailing reports, notices and proxy material to shareholders and the expenses incidental to meetings of shareholders; (x) insurance premiums for fidelity and other insurance coverage; (xi) the expenses of preparing prospectuses and statements of additional information and of printing and distributing them to existing shareholders; (xii) expenses incurred pursuant to any plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act and (xiii) any nonrecurring expenses, including actions, suits or proceedings to which the Fund is a party and any obligation which the Fund may incur to indemnify others. Notwithstanding the foregoing provisions, the Adviser agrees to reimburse the Fund in any amount necessary to prevent the annual expenses of the Fund from exceeding in any year the most restrictive annual expense limitation imposed by any state in which the Shares of the Fund are qualified for sale.

     5. COMPENSATION. For the services to be rendered and the charges and expenses to be assumed by the Adviser hereunder, the Fund shall pay to the Adviser a fee, payable in monthly installments, equal to 1% per annum of the average daily net asset value of the Fund. For purposes of computing the fees payable hereunder, the net asset value of the Fund shall be determined in the same manner as for the purchase and redemption of Fund shares as described in the current Prospectus. Such fee shall be prorated for any monthly period in which this Agreement is not in effect for the entire period.

     6. STATUS OF ADVISER; SERVICES NOT EXCLUSIVE.

     (a) The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. However, one or more shareholders, directors, officers or employees of the Adviser may serve as directors and/or officers of the Fund, but without compensation or reimbursement of expenses for such services from the Fund. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles of Incorporation or any applicable statute or regulation, or to relieve or deprive the Board of Directors of the Fund of its responsibility for and control of the conduct of the affairs of the Fund.

     (b) The services of the Adviser hereunder are not exclusive, and the Adviser shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby.

     7. DURATION AND TERMINATION. This Agreement shall become effective on the date hereof and shall continue in effect, unless sooner terminated as provided herein, until the second anniversary of its effective date. Thereafter, this Agreement shall continue in effect automatically for periods of one year so long as each such latter continuance is approved at least annually (a) by the vote of a majority of the directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding Shares of the Fund. Notwithstanding the foregoing provisions, (i) the continuance of this Agreement for the two-year period referred to in the first sentence of this paragraph 7 is, in addition to the requirements set forth above, subject to the approval of this Agreement by the holders of a majority of the outstanding Shares of the Fund on or before the effective date of this Agreement, and (ii) this Agreement may be terminated at any time, without the payment of any penalty, (x) by the Fund's Board of Directors or by vote of the holders of a majority of the outstanding Shares of the Fund on 60 days' written notice to the Adviser, or (y) by the Adviser on 60 days' written notice to the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     8. AMENDMENT OF AGREEMENT. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of the holders of a majority of the outstanding Shares of the Fund.

     9. NAME OF FUND. The parties agree that the Fund may use the respective names "Strong" and "Schafer", and any related logos or service marks which the Adviser may furnish, only so long as (i) this Agreement remains in effect and
(ii) the Adviser has the right to use such names (including under Section 1.2 of the Adviser's Limited Liability Company Agreement dated as of September 7,
1997), and that any such use shall be royalty free. Upon termination of this Agreement or the Adviser notifies the Fund that it ceases to have the right to use either of such names, the Fund shall promptly discontinue the use of the name or names that it ceases to have the right to use and any such related logos or service marks at the request of the Adviser. The Fund acknowledges that (i) it has no proprietary or exclusive rights in the respective names "Strong" or "Schafer", or any related logo or service mark furnished by the Adviser, and
(ii) the Adviser reserves to itself the right to grant the nonexclusive right to use any such name and any such logo or service mark to other persons (including other investment companies), subject to the Adviser's rights with respect to such names.

     10. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. The term "interested person" is used herein as defined in the 1940 Act, and the term "majority of the outstanding Shares" is used herein as defined in the 1940 Act with respect to voting securities. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of New York and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (subject to the last sentence of paragraph 7).

                                        STRONG SCHAFER VALUE FUND, INC.

                                        By:
                                        ----------------------------------------

                                        STRONG SCHAFER CAPITAL
                                        MANAGEMENT, L.L.C.

                                        By: SCHAFER CAPITAL MANAGEMENT, INC.,
                                           its Managing Member

                                        By:
                                        ----------------------------------------
                                           David K. Schafer
                                           President

                        LETTERHEAD OF SIDLEY & AUSTIN



July 22, 1998


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Strong Schafer Value Fund, Inc.
     Preliminary Proxy Statement
     File Nos. 811-4384 and 2-99752

Ladies and Gentlemen:

        Pursuant to Rule 20a-1 under the Investment Company Act of 1940, as amended, Rule 14a-6 under the Securities Exchange Act of 1934, as amended and Rule 101(a) of Regulation S-T, we transmit for filing on behalf of Strong Schafer Value Fund, Inc. ("the Fund"), the cover letter of David K. Schafer, the Notice of Special Meeting of Stockholders, the Proxy Statement and the related form of proxy (collectively, the "Preliminary Proxy Materials"), to be furnished to the stockholders of the Fund in connection with a special meeting to be held on or about October 15, 1998 (the "Special Meeting").

        The Preliminary Proxy Materials are written to be correct as of the anticipated date of distribution of the Proxy Statement, which is expected to be on or about August 18, 1998.

        One of the purposes of the Special Meeting is to approve or disapprove a new investment advisory agreement between Strong Schafer Capital Management, L.L.C. ("SSCM") and the Fund on substantially the same terms as the current investment advisory agreement. SSCM is a new investment advisory firm formed by Schafer Capital Management, Inc., the current investment adviser of the Fund (the "Current Adviser"), and Strong Capital Management, Inc. ("Strong"). The Current Adviser, as managing member of SSCM, is expected to retain management control of SSCM with no current change in investment philosophy or personnel. As disclosed in the Fund's most recent Registration Statement on Form N-1A, Strong has marketed the Fund as part of the Strong Family of Funds since January 1996.

        Please feel free to call me at 312/853-7324 or Sandip K. Beri at 312/853-7027 if you have any questions or comments.

                                                Very truly yours,


                                                /s/ Andrew H. Shaw
                                                Andrew H. Shaw

cc:  Brendan J. Spillane

                      Preliminary Copy Dated July 22, 1998


Proxy                    STRONG SCHAFER VALUE FUND, INC.                   Proxy

                      PROXY SOLICITED BY BOARD OF DIRECTORS
                       FOR SPECIAL MEETING OF STOCKHOLDERS
                               ON OCTOBER __, 1998


The undersigned stockholder of Strong Schafer Value Fund, Inc., a Maryland corporation (the "Company"), hereby appoints David K. Schafer and James P. Cullen, or either of them, with full power of substitution, proxies for the undersigned to attend the Special Meeting of Stockholders of the Company to be held on October __, 1998, at __:__ _.m., and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Meeting, with all the powers which the undersigned would have if personally present thereat. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN PROPOSAL 1, FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXIES UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.


             (Continued and to be signed and dated on reverse side)

       --------------
      |              |
       --------------

     PLEASE MARK BOXES [ ] OR [X] IN BLUE OR BLACK INK.

1.   Election of directors:     FOR all nominees    WITHHOLD    FOR  all except
                                      [ ]             [ ]            [ ]

     David K. Schafer, Timothy C. Collins, Mary P. English, Philip P. Young

     (Instructions: To withhold authority to vote for any individual nominee(s), mark the "FOR all except" box and strike a line through the name(s) of the nominee(s) in the list above.)


2. Proposal to approve a new Investment Advisory Agreement between Strong Schafer Capital Management, L.L.C. and the Fund, as more fully described in the Proxy Statement:

     FOR  [ ]          AGAINST  [ ]          ABSTAIN  [ ]

3. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending September 30, 1998:

     FOR  [ ]          AGAINST  [ ]          ABSTAIN  [ ]

     and, in their discretion, upon any other matter which might properly come before the meeting or any postponement or adjournment thereof.

                                                                                Signature(s) of stockholder(s) should correspond
                                                                                exactly with the name(s) shown on this Proxy. If the
                                                                                stockholder is a corporation, give full corporate
                                                                                name and sign by a duly authorized officer.
                                                                                Attorneys, trustees, executors, administrators,
                                                                                guardians and others signing in a representative
                                                                                capacity should designate their full titles.

                                                                                Dated ____________________________________, 1998



                                                                                ----------------------------------------------------
                                                                                             (Signature of Stockholder)

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
                                                                                ----------------------------------------------------
                                                                                    For joint accounts, both signatures required